Exhibit 8.1

Subsidiaries of Registrant

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
United States
AKQA, Inc.	California	100
CBA Partners North America, Inc.	California	82.98
Landor Associates International Ltd.	California	100
Mirum LLC	California	100
Avon Group, Inc.	Connecticut	66.67
Global Strategies International, LLC	Connecticut	70
141 Hawaii, LLC	Delaware	100
A. Eicoff & Company, Inc.	Delaware	100
Absolute Color LLC	Delaware	100
Acceleration eMarketing, Inc.	Delaware	100
ADLAB, LLC	Delaware	100
ArcTouch LLC	Delaware	100
BCW LLC	Delaware	100
BDG Design LLC	Delaware	100
Benenson Strategy Group, LLC	Delaware	100
Blue State Digital Inc	Delaware	100
Bottle Rocket LLC	Delaware	100
Breakwater Strategy LLC	Delaware	58.04
Catalyst Online LLC	Delaware	100
Chi Wunderman Partnership, LLC	Delaware	85.57
Choreograph LLC	Delaware	100
CMI Media, LLC	Delaware	100
David Miami Inc.	Delaware	70
DeepLocal Inc.	Delaware	100
Design Bridge New York, LLC	Delaware	100
Dewey Square Group, LLC	Delaware	100
DIFF INC.	Delaware	100
EssenceMediacom LLC	Delaware	100
Fenom Digital, LLC	Delaware	100
FGS Global (US) LLC	Delaware	58.04
FGS Global Inc.	Delaware	58.04
FGS Holdings LLC	Delaware	58.04
Financeplus USA, LLC	Delaware	100
Gain Theory, LLC	Delaware	100
Grey Global Group LLC	Delaware	100
Grey IFC 2 LLC	Delaware	100
Grey Maryland LLC	Delaware	100
Group M Worldwide, LLC	Delaware	100
Group SJR LLC	Delaware	100
GroupM Holdings Inc.	Delaware	100
GTB Agency, LLC	Delaware	100
Hill and Knowlton Strategies, LLC	Delaware	100
Hogarth California LLC	Delaware	100
Hogarth Worldwide Inc.	Delaware	100
Intercom Americas LLC	Delaware	100
International Meetings & Science LLC	Delaware	100
J. Walter Thompson Company Peruana LLC	Delaware	100
J. Walter Thompson Venture Company, Limited	Delaware	100
KBM Group LLC	Delaware	100
Landor & Fitch LLC	Delaware	100
Made Thought Design Inc.	Delaware	75
ManvsMachine Inc.	Delaware	75
Marketing Direct LLC	Delaware	100
mSIX Communications, LLC	Delaware	83.46
Nectar Acquisition LLC	Delaware	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Ogilvy & Mather Venture Company, Limited	Delaware	100
Ogilvy CommonHealth Worldwide LLC	Delaware	100
Ogilvy Public Relations Worldwide LLC	Delaware	100
OpenMindWorld, LLC	Delaware	100
Passport Brand Design, LLC	Delaware	75
Peclers Paris North America, Inc.	Delaware	100
Pierry, Inc.	Delaware	100
Poster Publicity LLC	Delaware	100
Potato Inc.	Delaware	75.30
Prime Policy Group, LLC	Delaware	100
Promotion Execution Partners, LLC	Delaware	100
Promotion Mechanics, Inc.	Delaware	100
PSB Insights LLC	Delaware	100
Real Growth Advisory LLC	Delaware	100
Spafax Networks LLC	Delaware	100
Sudler & Hennessey, LLC	Delaware	100
Swift + POSSIBLE LLC	Delaware	100
SYZYGY DIGITAL MARKETING INC	Delaware	50.33
Tank Advertising LLC	Delaware	100
Taxi Inc.	Delaware	100
TDM Acquisition Co., Inc	Delaware	100
Team Garage LLC	Delaware	100
Ted Bates Worldwide, Inc	Delaware	100
The And Partnership Holdings, Inc.	Delaware	66.87
The And Partnership North America LLC	Delaware	94
The Brand Power Company LLC	Delaware	100
The Brand Union Company LLC	Delaware	100
The GCI Group LLC	Delaware	100
The Lacek Group LLC	Delaware	100
The Ogilvy Group, LLC	Delaware	100
The PBN Company	Delaware	100
The Pharm US LLC	Delaware	100
THJNK LLC	Delaware	100
Verticurl LLC	Delaware	60
Village Marketing Agency LLC	Delaware	100
Wavemaker Global LLC	Delaware	100
Whatcraft LLC	Delaware	51
WPP Clapton Square, LLC	Delaware	100
WPP CP LLC	Delaware	100
WPP Diamond Head LLC	Delaware	100
WPP Dotcom Holdings (Fourteen) LLC	Delaware	100
WPP Group U.S. Finance LLC	Delaware	100
WPP Group USA, Inc.	Delaware	100
WPP Pershing Square, LLC	Delaware	100
WPP Properties	Delaware	100
WPP Team Chemistry LLC	Delaware	100
WPPIH 2001, Inc.	Delaware	100
Wunderman Thompson Data Consulting LLC	Delaware	100
Wunderman Thompson LLC	Delaware	100
Wunderman Thompson Technology, LLC	Delaware	100
Xaxis, LLC	Delaware	100
Y&R Properties Holding One LLC	Delaware	100
York Merger Square 2004 LLC	Delaware	100
York Merger Square 2009 LLC	Delaware	100
Young & Rubicam LLC	Delaware	100
Intercom Americas USA, LLC	Florida	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
The Jeffrey Group, LLC	Florida	100
TJG Holdings, LLC	Florida	100
Cardinal Blue, LLC	Illinois	100
Gorilla, LLC	Illinois	100
Triad Digital Media, LLC	Michigan	100
VML, LLC	Missouri	100
Chimera Square Insurance Company	New York	100
Food Group, Inc	New York	100
Geometry Global LLC	New York	100
GWE LLC	New York	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Iconmobile, Inc	New York	67
J. Walter Thompson Company Fund, Inc.	New York	100
Mindshare USA, LLC	New York	100
MJM Creative Services, Inc.	New York	100
Ogilvy & Mather Worldwide, LLC	New York	100
S&S MCC and MCC, Inc.	New York	100
The Ogilvy Foundation, Inc	New York	100
WPP Montagu Square LLC	New York	100
Set Management, LLC	Oregon	65
Public Strategies, LLC	Texas	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Non-US
AKQA MEDIA PTY LTD	Australia	100
AKQA PTY LTD	Australia	100
Astus APAC Australia Pty Ltd	Australia	50
BARTON DEAKIN PTY LIMITED	Australia	100
BLAZE ADVERTISING PTY LTD	Australia	100
Boxlink Pty Ltd	Australia	100
BRAND COMMUNICATIONS PTY LTD	Australia	87
Brand Power Pty Ltd	Australia	100
BURSON COHN & WOLFE PTY LTD	Australia	100
CANNINGS ADVISORY SERVICES PTY LIMITED	Australia	100
Essence Global Australia Pty Ltd	Australia	100
EssenceMediacom Australia Pty Ltd	Australia	100
ETHNIC COMMUNICATIONS PTY LIMITED	Australia	100
EVOCATIF PTY LTD	Australia	100
GEORGE PATTERSON PARTNERS PTY LIMITED	Australia	100
GROUPM COMMUNICATIONS PTY LTD	Australia	100
GTB AUSTRALIA PTY LIMITED	Australia	100
HAWKER BRITTON GROUP PTY LIMITED	Australia	100
HILL AND KNOWLTON AUSTRALIA PTY. LIMITED	Australia	100
HOGARTH AUSTRALIA PTY LTD	Australia	100
HUMAN COMMUNICATIONS PTY LTD	Australia	100
IKON COMMUNICATIONS (MELBOURNE) PTY LIMITED	Australia	100
LANDOR & FITCH PTY LTD	Australia	100
LIFE AGENCY PTY LTD	Australia	100
M MEDIA GROUP PTY LTD	Australia	100
MARKETING COMMUNICATIONS HOLDINGS AUSTRALIA PTY LIMITED	Australia	100
MEDIACOM AUSTRALIA PTY LIMITED	Australia	100
Mirum Pty Ltd	Australia	100
MOTIVATOR MEDIA PTY LTD	Australia	100
OGILVY ACTION 2012 PTY LTD	Australia	100
OGILVY AUSTRALIA PTY LTD	Australia	100
OGILVY BHD PTY LTD	Australia	100
OGILVY HEALTH PTY LTD	Australia	100
OGILVY PR PTY LTD	Australia	100
OUTRIDER AUSTRALIA PTY LTD	Australia	100
PRISM TEAM AUSTRALIA PTY LTD	Australia	100
RESEARCH INTERNATIONAL AUSTRALIA PTY LTD	Australia	100
Salmon Asia Pacific Pty Limited	Australia	100
SIBLING AGENCY PTY LTD	Australia	100
STW GEOMETRY HOLDINGS PTY LTD	Australia	100
STW MEDIA SERVICES PTY LIMITED	Australia	100
The & Partnership Australia Pty Limited	Australia	71.12
The Brand Agency Pty Ltd ATF Brand Agency Unit Trust	Australia	87
THE STORE WPP AUNZ PTY LTD	Australia	100
Verticurl Marketing Services Pty Limited	Australia	60
VMLY&R PTY LIMITED	Australia	100
WAVEMAKER AUSTRALIA PTY LTD	Australia	100
whiteGREY Pty Ltd	Australia	100
WPP AUNZ Analytics Pty Ltd	Australia	100
WPP AUNZ GR PTY LTD	Australia	100
WPP AUNZ Pty Ltd	Australia	100
WPP LARGE FORMAT PRODUCTION PTY LTD	Australia	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPPAUNZ TEAM RED PTY LTD	Australia	100
WUNDERMAN THOMPSON PTY LTD	Australia	100
YOUNG & RUBICAM GROUP PTY LIMITED	Australia	100
BURSON COHN & WOLFE SRL/BV	Belgium	100
Famous Relations NV	Belgium	75
FamousGrey NV	Belgium	75
GroupM Belgium SA	Belgium	100
GroupM Trading Belgium SA	Belgium	100
Hill & Knowlton International Belgium SA	Belgium	100
LDV United NV	Belgium	100
Maxus Belgium SA	Belgium	100
MediaCom Belgium SA	Belgium	100
Mindshare SA (Belgium)	Belgium	100
Ogilvy Social Lab SA	Belgium	95.20
OPENMINDWORLD SA	Belgium	100
So.Zen SRL	Belgium	87.06
Space SA	Belgium	50
Wavemaker SA	Belgium	100
WPP Group Services SNC	Belgium	100
WPP Holdings Brussels S.N.C.	Belgium	100
Wunderman Thompson Brussels NV	Belgium	100
Wunderman Y&R NV	Belgium	100
Ação Produção e Comunicação Ltda	Brazil	92.48
Agência Ideal de Comunicação Ltda.	Brazil	70
AKQA Brasil Comunicacao Ltda	Brazil	100
ArcTouch Brasil Desenvolvimento de Software Ltda	Brazil	100
BLAH Participações Ltda.	Brazil	100
Burson Cohn & Wolfe Comunicação Ltda.	Brazil	99.99
Cairos Usabilidade Ltda	Brazil	60
Concept Agencia de Comunicacao Ltda	Brazil	70
Corebiz Nacional Participações Ltda.	Brazil	99.99
David Brasil Comunicação Ltda	Brazil	69.92
DCSNET Comunicações Ltda.	Brazil	60.10
DFX – Design for X Cursos e Treinamentos Ltda.	Brazil	60.03
DTI Sistemas Ltda.,	Brazil	75
FBIZ Comunicacao Ltda	Brazil	51.11
FBZ Participações Ltda	Brazil	71.44
Foster Informatica Ltda	Brazil	70
Fulano Marketing e Tecnologia Ltda	Brazil	51.69
Geometry Global Brasil Comunicação Ltda.	Brazil	99.98
GPAT S.A. - Propaganda e Publicidade	Brazil	50.99
Grey Publicidade do Brasil Ltda	Brazil	97.86
Hill and Knowlton Brasil Agência de Comunicação Ltda	Brazil	70
Hogarth Worldwide Publicidade Brasil Ltda	Brazil	100
ICherry Publicidade E Propoganda Ltda	Brazil	100
Ideal WPP Participações Ltda.	Brazil	70
Intuitive Serviços de Inteligência e Análise Digital Ltda	Brazil	56.07
Jeffrey Serviços Jornalísticos Sociedade Simples	Brazil	97.50
JG Comunicações Brasil Ltda.	Brazil	100
Jüssi Intention Marketing Ltda.	Brazil	90
Máquina da Notícia Comunicação Ltda	Brazil	97
Marketdata Solutions Brasil Ltda	Brazil	74.99
Mídia 123 Serviços de Publicidade Via Internet Ltda.	Brazil	80
Mirum Digital do Brasil Ltda	Brazil	100
Mobfiq Software Ltda.	Brazil	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Mutato Entretenimento, Conteúdo, Publicidade e Serviços Ltda	Brazil	78
Mutato Produção Ltda	Brazil	78
MUV Brasil Comunicação Móvel Ltda.	Brazil	71.44
Next Target Consultoria e Serviços de Internet Ltda.	Brazil	75
Ogilvy & Mather Brasil Comunicação Ltda	Brazil	100
OgilvyOne Brasil Comunicação Ltda	Brazil	100
P2All Serviços Temporários Ltda	Brazil	50.99
PM Comunicação Ltda	Brazil	70
Possible Worldwide Comunicação Ltda	Brazil	100
PTR Comunicações Ltda	Brazil	100
Santa Mônica Criação de Sites e Lojas Virtuais Ltda.	Brazil	100
Soho Square Comunicação Ltda.	Brazil	100
Spafax Publicidade Ltda.	Brazil	100
Studio Click Produção e Comunicação Ltda	Brazil	92.48
Summer Paulistana Participações Ltda.	Brazil	100
Supermirella Participações Ltda	Brazil	100
Superunion Brasil Comunicação Ltda.	Brazil	59.99
Trinto Soluções Digitais Para Comércio Eletrônico Ltda.	Brazil	100
UNICH Criação e Planejamento Ltda.	Brazil	71.44
VMLY&R Brasil Propaganda Ltda	Brazil	92.48
WPP do Brasil - Participações Ltda	Brazil	100
WPP Media Services Comunicações Ltda.	Brazil	100
Wunderman Thompson Comunicação Ltda.	Brazil	100
Wunderman Thompson Produção Ltda	Brazil	100
Ben Crudo Consulting Inc.	Canada	100
Buchanan Advertising (Canada) Inc.	Canada	100
Entreprise de Communications Tank Inc. / Tank Communications Enterprise Inc.	Canada	100
EssenceMediacom Canada ULC	Canada	100
GCI Communications Inc. / Communication GCI Inc.	Canada	100
Gorilla Canada, Inc.	Canada	100
Grey Advertising ULC / Publicite Grey ULC	Canada	100
GroupM Canada Inc.	Canada	100
Hill and Knowlton Ltee	Canada	100
Hogarth Worldwide Canada Production Ltd / Hogarth Canada Production Mondial Ltee	Canada	100
John Street Inc	Canada	100
Midas Exchange Canada Inc.	Canada	100
MindShare Canada	Canada	100
MSIX Communications Canada Ltd.	Canada	85.59
Neo Worldwide Ltd	Canada	100
Ogilvy Montréal Inc.	Canada	100
OpenMind Media Canada Inc.	Canada	100
SJR Canada Ltd. / SJR Canada Ltée	Canada	100
Spafax Canada Inc.	Canada	100
Taxi Canada Ltd. / Taxi Canada Ltée	Canada	100
The Young & Rubicam Group of Companies ULC	Canada	100
The&Partnership Inc.	Canada	94
Wavemaker Canada ULC	Canada	100
WPP Group Canada Communications Limited	Canada	100
WPP Group Canada Finance, Inc.	Canada	100
WPP IT Inc.	Canada	100
WPP Simcoe Square ULC	Canada	100
Wunderman Thompson Canada ULC	Canada	100
Y&R Canada Investments LP	Canada	100
Agenda (Beijing) Ltd	China	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
AKQA (Shanghai) Ltd.	China	100
BCW Public Relations (Guangdong) Co., Ltd.	China	100
Beijing Benpao Century Technology Development Co.,Ltd.	China	100
Beijing Contract Advertising Co. Ltd	China	100
Beijing Ogilvyone Marketing Co., Ltd	China	100
Beijing Redworks Advertising Co. Ltd	China	100
Beijing Soho Square Advertising Co. Ltd	China	100
Beijing Soho Square Marketing Co Ltd	China	100
Beijing WDT Advertising Co. Ltd	China	100
Cohn & Wolfe Marketing Communications Consulting (Shanghai) Co Ltd	China	100
David Communications (Beijing) Group Co. Ltd	China	100
DAYI (Shanghai) Consulting Co Ltd	China	100
Decode Co., Ltd	China	100
Finsbury Glover Hering (FGH) Public Relations Consulting (Shanghai) Co., Ltd.	China	58.04
G2 Star Echo Marketing Communications Co. Ltd	China	51
Grey China Marketing Communications Co Ltd	China	100
Grey DPI (Guangzhou) Limited	China	60
GroupM (Shanghai) Advertising Co. Ltd	China	100
GroupM Market Advertising Co. Ltd.	China	100
GTB Shanghai Advertising Co., Ltd	China	100
Guangzhou Bates Dahua Advertising Co., Ltd	China	100
Guangzhou Bates Dahua Advertising Co., Ltd (Shanghai Branch)	China	70
Guangzhou Dawson Human Resources Service Co. Ltd	China	51
Guangzhou Dawson Marketing Communication Co. Ltd	China	51
Guangzhou Hommie Marketing Communications Co., Ltd.	China	51
Guangzhou Win-Line Marketing Communications Co. Ltd	China	51
Guangzhou Win-line Ogilvy Management Consulting Co Ltd	China	51
Hill & Knowlton (China) Public Relations Co Ltd	China	100
H-Line Ogilvy Communications Company Ltd	China	100
Hogarth (Shanghai) Image Video Design & Production Co.Ltd	China	100
Kinetic Advertising (Shanghai) Co. Ltd	China	100
Landor Associates Designers and Consultants Limited	China	100
Midas Media Limited	China	100
Neo@ogilvy	China	100
Ogilvy (Fujian) Advertising Co. Ltd	China	51
Ogilvy Fashion and Lifestyle Co. Limited	China	100
Ogilvy Raynet Communications Co Ltd	China	100
Red Wasabi Marketing Consulting (Shanghai) Co., Ltd	China	100
RMG Relationship Marketing Group Ltd	China	100
Salmon Software Technology (Beijing) Co. Ltd.	China	100
Shanghai Astus Advertising Co., Ltd.	China	50
Shanghai Bates MeThinks Marketing Communications Co. Ltd	China	70
Shanghai Easycom Advertising Co., Ltd.	China	75
Shanghai Evision Digital Marketing Consulting Co Ltd	China	100
Shanghai Iconmobile Co Ltd	China	67.90
Shanghai Methinks Ogilvy Advertising Co. Ltd	China	70

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Shanghai Mjoule Advertising Co., Ltd	China	100
Shanghai Ogilvy & Mather Advertising Ltd	China	100
Shanghai Ogilvy & Mather Marketing Communications Consulting Co Ltd	China	100
Shanghai SocialThink Advertising Co., Ltd.	China	100
Shanghai Star Echo Marketing & Communication Co., Ltd	China	51
Shanghai Sudler MDS Healthcare Communications Co., Ltd	China	60
Shanghai Yuhai Advertising Co Ltd	China	70
Shenzhen Black Arc Ogilvy Advertising Media Limited	China	60
Soho Square Advertising Co Ltd	China	100
Superunion China Co, Ltd	China	100
WPP (China) Management Co., Ltd.	China	100
Wunderman Thompson Beijing Advertising Co. Ltd	China	100
ADPeople A/S	Denmark	100
AKQA Denmark A/S	Denmark	75
GroupM Denmark A/S	Denmark	100
Mannov A/S	Denmark	50
MediaCom Danmark A/S	Denmark	100
Mindshare A/S	Denmark	100
Molecule Holding A/S	Denmark	50
Timed ApS	Denmark	51
Unclegrey A/S	Denmark	100
Wavemaker A/S	Denmark	100
WPP Holding Denmark A/S	Denmark	100
Wunderman A/S	Denmark	51
AKQA SASU	France	100
AxiCom Communications SARL	France	100
Bates SAS	France	100
BCW SAS	France	100
Choreograph SAS	France	100
CT Finances SA	France	82.98
CUBING SAS	France	86.01
Group M France SAS	France	100
H&O	France	100
HK Strategies	France	100
Keyade SAS	France	100
KR Wavemaker SAS	France	100
Landor Associates SAS	France	100
Mediacom Paris SAS	France	100
Mindshare SAS	France	100
Neo Media World SAS	France	100
Ogilvy Paris	France	100
Peclers Paris SAS	France	100
Poster Conseil	France	95
Professional Public Relations SAS	France	100
Quisma France SAS	France	100
Ray Productions SARL	France	100
Regional Management Group SAS	France	100
Screenbase SAS	France	95
Studio M France SAS	France	100
Sub Design SA	France	82.98
The&Partners SARL	France	71.12
Velvet Consulting SAS	France	95.11
VMLY&R France SAS	France	100
VMLY&Rx France SAS	France	100
WPP Finance SA	France	100
WPP France Holdings SAS	France	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Wunderman Thompson	France	100
(m)SCIENCE GmbH	Germany	100
(m)STUDIO GmbH	Germany	100
AKQA GmbH	Germany	100
argonauten GmbH	Germany	100
AxiCom Axiom Communications GmbH	Germany	100
banbutsu dcp GmbH	Germany	67.90
BCW GmbH	Germany	100
Best of Media GmbH 52111	Germany	100
Blumberry GmbH	Germany	100
Brand Pier GmbH	Germany	60
Buchanan Advertising (Deutsche) GmbH	Germany	100
deepblue networks AG	Germany	100
Dorland Werbeagentur GmbH	Germany	100
Essence Global Germany GmbH	Germany	100
EssenceMediacom München GmbH	Germany	100
FGS Global (Europe) GmbH	Germany	58.04
FGS Global (Europe Holding) GmbH	Germany	58.04
GCI Germany GmbH	Germany	100
GCI Health Unternehmensberatung für Kommunikation GmbH (40477) 175963	Germany	80
gkk Bremen GmbH	Germany	100
gkk DialogGroup GmbH	Germany	100
gkk Hannover GmbH Agentur für Dialogmarketing	Germany	100
gkk München GmbH	Germany	100
Global Team Ogilvy All Stars GmbH	Germany	100
Grey Famously Effective GmbH	Germany	100
GREY germany GmbH	Germany	100
Grey Holding Central Europe GmbH	Germany	100
Grey Shopper GmbH	Germany	100
greyhealth group GmbH	Germany	100
GroupM Competence Center GmbH 76816	Germany	100
GroupM Digital Germany GmbH	Germany	100
groupm Germany GmbH & Co. KG	Germany	100
groupm Germany Verwaltungs GmbH	Germany	100
GroupM Technology GmbH	Germany	100
Hill+Knowlton Strategies GmbH	Germany	100
Hogarth Worldwide GmbH (56984) 177587	Germany	100
i Premium Service München GmbH	Germany	100
Icon Impact GmbH	Germany	50.93
icon incar GmbH	Germany	67.90
iconmobile GmbH	Germany	67.90
iconmobile technologies GmbH	Germany	67.90
INGO Hamburg GmbH	Germany	100
Instant Data GmbH	Germany	100
IntraMedic GmbH	Germany	100
Kinetic Germany GmbH	Germany	100
Lambie-Nairn & Company Limited 193069	Germany	100
Landor & Fitch GmbH	Germany	100
loved gmbh	Germany	70
Media Consult WPP GmbH	Germany	100
MediaCom Agentur für Media-Beratung GmbH	Germany	100
MediaCom Hamburg GmbH	Germany	100
MediaCom Holding Central and Eastern Europe GmbH	Germany	100
MediaCom TWENTYFIVE GmbH	Germany	100
metagate GmbH (63549)	Germany	100
MindShare GmbH	Germany	100
Ogilvy GmbH	Germany	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Ogilvy Public Relations GmbH	Germany	74.80
OgilvyFinance AG	Germany	100
PATH GmbH	Germany	100
plista GmbH	Germany	100
RessourcenReich GmbH	Germany	66.50
Sales Port GmbH	Germany	60
SCHOLZ & FRIENDS Berlin GmbH	Germany	100
SCHOLZ & FRIENDS BuyQ GmbH	Germany	100
Scholz & Friends Commerce GmbH (77625) 157736	Germany	100
SCHOLZ & FRIENDS Digital Media GmbH	Germany	50.10
SCHOLZ & FRIENDS Düsseldorf GmbH 39859	Germany	100
SCHOLZ & FRIENDS Family GmbH	Germany	100
SCHOLZ & FRIENDS Group GmbH	Germany	100
SCHOLZ & FRIENDS Hamburg GmbH	Germany	100
Scholz & Friends Health GmbH	Germany	100
SCHOLZ & FRIENDS iDialog GmbH	Germany	100
SCHOLZ & FRIENDS Trademarks GmbH	Germany	100
Social Lab GmbH	Germany	95.20
Superunion Germany GmbH	Germany	100
Syzygy AG	Germany	50.33
syzygy Deutschland GmbH	Germany	50.33
Syzygy Performance Marketing GmbH	Germany	50.33
Team Cosmo GmbH (71558) 128681	Germany	100
TheAndPartnership Germany GmbH	Germany	71.12
thjnk 24/7 GmbH	Germany	100
thjnk ag	Germany	100
thjnk berlin gmbh	Germany	70
thjnk düsseldorf gmbh	Germany	70
thjnk hamburg gmbh	Germany	100
thjnk münchen GmbH	Germany	100
TWENTYFIVE Communications GmbH & Co. KG	Germany	69.30
TWENTYFIVE Verwaltungs GmbH	Germany	69.30
UV Interactive Entertainment GmbH	Germany	100
VMLY&R GmbH	Germany	100
WAVEMAKER GmbH	Germany	100
WPP Deutschland Holding GmbH & Co. KG	Germany	100
WPP Deutschland Verwaltungs GmbH	Germany	100
WPP Finance Deutschland GmbH	Germany	100
WPP Marketing Communications Germany GmbH	Germany	100
WPP media solutions GmbH	Germany	71.33
WPP Shared Services GmbH & Co. KG	Germany	100
Wunderman Thompson GmbH 84045	Germany	100
Agenda (Hong Kong) Ltd	Hong Kong	100
Agenda Group (Asia) Limited	Hong Kong	100
ARBA Holdings Limited	Hong Kong	65
Astus APAC Limited	Hong Kong	50
Bates Hong Kong Limited	Hong Kong	100
BatesAsia Limited	Hong Kong	100
Brand Communications International Limited	Hong Kong	60
Burson-Marsteller (Asia) Limited	Hong Kong	100
Burson-Marsteller (Hong Kong) Limited	Hong Kong	100
Cohn & Wolfe Impact Asia Limited	Hong Kong	100
Conquest Marketing Communications (Hong Kong) Limited	Hong Kong	100
Designercity (HK) Limited	Hong Kong	51
Era Ogilvy Public Relations Co., Limited	Hong Kong	70
essencemediacom Hong Kong Limited	Hong Kong	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
FGS Global (Asia) Limited	Hong Kong	58.04
Freeway Communications Ltd	Hong Kong	100
G2 Hong Kong Ltd	Hong Kong	100
Geometry Global Company Limited	Hong Kong	100
Golden Fame International Holdings Ltd	Hong Kong	60
Grand Wealth International Holdings Limited	Hong Kong	51
Grey Advertising Hong Kong Ltd	Hong Kong	100
Grey Advertising Limited	Hong Kong	100
Grey DPI (Hong Kong) Limited	Hong Kong	60
Grey Healthcare Ltd	Hong Kong	50
Grey Interactive Ltd	Hong Kong	60
Grey International Limited	Hong Kong	100
Grey Public Relations Company Ltd	Hong Kong	100
GroupM Communications Hong Kong Limited	Hong Kong	100
GroupM Limited	Hong Kong	100
Hill and Knowlton Asia Limited	Hong Kong	100
H-Line Worldwide Limited	Hong Kong	100
Hogarth Worldwide (Hong Kong) Limited	Hong Kong	100
Hong Kong Dawson Marketing Communications Company Limited	Hong Kong	100
HWGL Investment (Holding) Company Limited	Hong Kong	100
iPR Ogilvy (China) Limited	Hong Kong	60
iPR Ogilvy Holdings Limited	Hong Kong	60
iPR Ogilvy Limited	Hong Kong	60
J. Walter Thompson Company (North Asia) Limited	Hong Kong	100
Landor & Fitch (Hong Kong) Limited	Hong Kong	100
MEDIACOM COMMUNICATIONS LIMITED	Hong Kong	100
MindShare Communications Limited	Hong Kong	100
MindShare Hong Kong Limited	Hong Kong	100
Mirum Hong Kong Limited	Hong Kong	100
NB Agency Asia Holding Limited	Hong Kong	70
Ogilvy & Mather (China) Limited	Hong Kong	100
Ogilvy & Mather (Hong Kong) Private Limited	Hong Kong	100
Ogilvy & Mather Marketing Communications Limited	Hong Kong	100
Ogilvy & Mather Marketing Services Limited	Hong Kong	100
Ogilvy Public Relations Worldwide Limited (Hong Kong)	Hong Kong	100
OgilvyOne Worldwide Hong Kong Limited	Hong Kong	100
Pulse Communications Ltd	Hong Kong	100
RedWorks Limited	Hong Kong	100
Sard Verbinnen & Co., Limited	Hong Kong	58.04
Shengshi International Media (Group) Limited	Hong Kong	100
Soho Square Hong Kong Limited	Hong Kong	100
Superunion Brand Consulting Limited	Hong Kong	100
Team Y&R Holdings Hong Kong Limited	Hong Kong	100
The Bridge Communications Company Limited	Hong Kong	100
The&Partnership Hong Kong Limited	Hong Kong	100
Wavemaker Hong Kong Limited	Hong Kong	100
Whizzbangart Hong Kong Ltd	Hong Kong	100
WPP Group (Asia Pacific) Limited	Hong Kong	100
WPP Marketing Communications (Hong Kong) Limited	Hong Kong	100
Wunderman Thompson (Taiwan) Limited	Hong Kong	100
Wunderman Thompson Limited	Hong Kong	100
Alphabet Consulting Private Limited	India	80
Astus Media Private Limited	India	50

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Autumn Advertising Private Limited	India	78.50
Bates India Private Ltd	India	79.79
Batey India Private Limited	India	100
Bay99 Studios India Private Limited	India	100
Brand David Communications Private Limited	India	86.13
BU India Private Limited	India	100
Contract Advertising India Pvt Ltd	India	84.40
Eighty Two Point Five Communications Private Limited	India	80.07
Fortuity Communications Pvt. Ltd	India	100
G2 Communications Pvt Ltd	India	100
G2 Rams India Pvt Ltd	India	94.70
Genesis BCW Private Limited	India	100
Glitch Media Private Limited	India	100
Grey Worldwide (India) Pvt.Ltd	India	100
GroupM Media India Pvt Ltd	India	69.50
Hindustan Thompson Advertising Limited	India	73.98
HTA Marketing Services Private Limited	India	74
Hug Digital Private Limited	India	70
Hungama Digital Services Private Limited	India	56.04
Interactive Television Private Limited	India	80
Kinetic Advertising India Private Limited	India	84.40
Matrix Publicities & Media India Pvt Ltd	India	100
MediaCom Communications Pvt Ltd	India	100
Mediaedge:cia India Pvt Ltd	India	95.50
Mirum Digital Private Limited	India	98.96
Ogilvy & Mather Pvt Ltd	India	74
Pennywise Solutions Private Limited	India	99
PPR South Asia Private Limited	India	100
Qais Consulting (India) Pvt Ltd	India	100
Quasar Media Private Ltd	India	100
RC&M Experiential Marketing LLP	India	69.99
Results India Communications Pvt Ltd	India	69.50
Sercon India Private Limited	India	74
Six Degrees BCW Private Limited	India	100
T and P Agency Private Limited	India	79.79
Trikaya Communications Pvt. Ltd	India	100
Verticurl Marketing Private Limited	India	60
WPP Marketing Communications India Pvt. Ltd.	India	100
Wunderman Thompson Commerce Private Limited	India	100
AKQA Srl	Italy	91
AQuest S.r.l.	Italy	85
AxiCom Italia Srl	Italy	100
Burson Cohn & Wolfe Srl	Italy	100
CB'A Srl	Italy	82.98
EssenceMediacom Italia Srl	Italy	100
FAST - Financial Administration Solutions & Technologies Srl	Italy	100
Grey srl	Italy	100
GroupM plus Srl	Italy	100
GroupM Srl	Italy	100
Hill+Knowlton Strategies Italy srl	Italy	100
Hogarth Worldwide Italy srl	Italy	100
Intramed Communications Srl	Italy	100
Landor & Fitch Srl	Italy	100
Maximize Srl	Italy	100
MDC srl	Italy	100
Media Club Srl	Italy	100
Media Insight Srl	Italy	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Mindshare SpA	Italy	100
Ogilvy & Mather Srl	Italy	100
Ogilvy Interactive Srl	Italy	100
OgilvyOne Worldwide SpA	Italy	100
Sentrix Global Health Communications Srl	Italy	100
VMLY & R ITALY S.r.l.	Italy	100
VMLY&R Health Srl	Italy	100
Wavemaker Italia S.r.l.	Italy	100
WPP Marketing Communications (Italy) Srl	Italy	100
Wunderman Thompson S.r.l.	Italy	100
AKQA GK	Japan	100
AKQA Uka, Inc.	Japan	51
Bates Asia Japan Inc.	Japan	100
Burson Cohn & Wolfe Japan Inc.	Japan	100
Essence Global Japan KK	Japan	100
FGS Global (Japan) GK	Japan	58.04
Geometry Ogilvy Japan G.K.	Japan	100
Grey Worldwide Inc (Japan)	Japan	100
GroupM Japan KK	Japan	100
Hogarth Inc.	Japan	100
Hogarth Worldwide Japan GK	Japan	100
Ogilvy Public Relations Worldwide (Japan) KK	Japan	100
Soho Square Japan K.K.	Japan	100
Sudler Japan Inc.	Japan	100
The&Partnership Japan K.K.	Japan	100
Verticurl Japan G.K.	Japan	60
WPP Marketing Communications GK	Japan	100
Wunderman Thompson Tokyo GK	Japan	100
Agencia de Comunicación Interactiva, SA de CV	Mexico	100
Burson Cohn & Wolfe de México, S. de R.L. de C.V.	Mexico	100
CM Connection, S. de R.L. de C.V.	Mexico	100
CM Interactive, S.A. de C.V.	Mexico	100
Compañía Hill and Knowlton México, S. de R.L. de C.V.	Mexico	100
Grey México, S. de R.L. de C.V.	Mexico	100
Hogarth Worldwide de Mexico, S. de R.L. de C.V.	Mexico	100
JeffreyGroup Servicios, S.C.	Mexico	99
Mirum, S.A. de C.V.	Mexico	100
Ogilvy & Mather SA	Mexico	100
PPR Comunicaciones de México, S. de R.L. de C.V.	Mexico	100
Soho Square México, S.A. de C.V	Mexico	100
The Cocktail America, SA DE CV	Mexico	79.99
The Jeffrey Group Mexico. S. de R.L. de C.V.	Mexico	100
Triad Media Retail, S. de R.L. de C.V.	Mexico	100
Walter Landor y Asociados, S de RL de CV	Mexico	100
WPP Business Services, S. de R.L. de C.V.	Mexico	100
WPP CAC, S. de R.L. de C.V.	Mexico	100
WPP Consulting México, S. de R.L. de C.V.	Mexico	100
WPP Media Management, S. de R.L. de C.V.	Mexico	100
WPP Second, S. de R.L. de C.V	Mexico	100
WT Marketing Integral, S. de R.L. de C.V.	Mexico	100
Wunderman Thompson México, S. de R.L. de C.V.	Mexico	100
AKQA B.V.	Netherlands	100
Axicom BV	Netherlands	100
Berkeley Square Holding BV	Netherlands	100
Blast Radius B.V.	Netherlands	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Burson Cohn & Wolfe B.V.	Netherlands	100
Cavendish Square Holding BV	Netherlands	100
Centrale Holding Du Bois Ording B.V.	Netherlands	100
Chafma B.V.	Netherlands	100
CIA Holding B.V.	Netherlands	100
Conversion Company B.V.	Netherlands	100
Design Bridge Nederland BV	Netherlands	100
Dolphin Square Holding B.V.	Netherlands	100
Du Bois Ording Design B.V.	Netherlands	100
EBSI Holding BV	Netherlands	100
Emark International B.V.	Netherlands	100
Geometry Global Benelux B.V.	Netherlands	100
Greenhouse Group B.V.	Netherlands	100
Grey Amsterdam B.V.	Netherlands	90
Grey Netherlands Holding B.V.	Netherlands	100
GreyPOSSIBLE Benelux B.V.	Netherlands	90
GreyPOSSIBLE Holding B.V.	Netherlands	100
Groundfloor BV	Netherlands	100
Group M India Holding B.V.	Netherlands	100
GroupM B.V.	Netherlands	100
GroupM Korea Digital B.V.	Netherlands	100
Healthworld Communications Group (Netherlands) B.V.	Netherlands	100
Hill+Knowlton Strategies B.V.	Netherlands	100
Hogarth Nederland B.V.	Netherlands	100
In Domo Consulting B.V.	Netherlands	56
Institute for Real Growth B.V.	Netherlands	100
JWT (Netherlands) Holding BV	Netherlands	99.20
JWT Rotterdam	Netherlands	99.52
LdB Ogilvy & Mather B.V.	Netherlands	51
Leicester Square Holding B.V.	Netherlands	100
Lexington International B.V.	Netherlands	100
Marketique Interactieve Marketing Services B.V.	Netherlands	100
Maxus B.V.	Netherlands	100
MediaCom B.V.	Netherlands	100
MindShare B.V.	Netherlands	100
Miniato B.V.	Netherlands	100
Mirum Europe B.V.	Netherlands	100
NEWCRAFT GROUP B.V.	Netherlands	100
OAK B.V.	Netherlands	100
Ogilvy & Mather Africa B.V.	Netherlands	56.25
Ogilvy Groep (Nederland) B.V.	Netherlands	95.20
Russell Square Holding BV	Netherlands	100
Superunion B.V.	Netherlands	100
Ubachs Wisbrun BV	Netherlands	100
Unfoldr B.V.	Netherlands	100
UnfoldX B.V.	Netherlands	100
VBAT Group B.V.	Netherlands	100
Vincent Square Holding BV	Netherlands	100
Wavemaker BV	Netherlands	100
Witgoud Investments B.V.	Netherlands	100
WPP Claremont Square B.V.	Netherlands	100
WPP Go One B.V.	Netherlands	100
WPP Group Holdings B.V.	Netherlands	100
WPP Holdings (Holland) B.V.	Netherlands	100
WPP Interflow Holding B.V.	Netherlands	100
WPP Japan Holding B.V.	Netherlands	100
WPP Kraken 2 B.V.	Netherlands	100
WPP Kraken B.V.	Netherlands	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Management Services (Holland) B.V.	Netherlands	100
WPP Minotaur B.V.	Netherlands	100
WPP Netherlands B.V.	Netherlands	100
WPP Rio Square BV	Netherlands	100
WPP Sheridan Square B.V.	Netherlands	100
WPP Socrates BV	Netherlands	100
WPP Summer Square B.V.	Netherlands	100
WPP Superior Square BV	Netherlands	100
WPP Times Square B.V.	Netherlands	100
WPP US Investments BV	Netherlands	100
Wunderman Thompson Amsterdam VOF	Netherlands	99.52
Wunderman Thompson Commerce B.V.	Netherlands	100
Wunderman Thompson Technology B.V.	Netherlands	100
WVI Marketing Communications Group B.V.	Netherlands	100
Y & R Minority Holdings C.V.	Netherlands	100
Young & Rubicam International Group B.V.	Netherlands	100
Brand Fibres sp. z o.o.	Poland	75
Grey Worldwide Warszawa Sp. z.o.o	Poland	100
GroupM Sp.z.o.o.	Poland	100
Heureka Huge Idea sp. z o.o. sp.k.	Poland	74
Hill and Knowlton Poland Sp. z o.o	Poland	100
Huge Idea sp. z o.o.	Poland	75
JWT Warszawa Sp. z.o.o	Poland	100
Lemon Sky Poland Sp. z o.o.	Poland	100
MediaCom - Warszawa Sp.z.o.o.	Poland	100
METS Sp. z.o.o.	Poland	100
MindShare Polska Sp. z.o.o.	Poland	100
Ogilvy PR Sp z.o.o.	Poland	100
Ogilvy Sp. z o.o.	Poland	100
Pride and Glory Huge Idea sp. z o.o. S.K.A.	Poland	74
Testardo Gram Sp. z.o.o.	Poland	100
The & Partnership Limited Spółka z ograniczona odpowiedzialnością	Poland	71.12
The Media Insight Polska Sp. z.o.o.	Poland	100
VMLY&R Europe Holding sp. z o.o.	Poland	100
Wavemaker Sp.z.o.o	Poland	100
Webola Huge Idea sp. z o.o. sp.k.	Poland	74
Wunderman Thompson Technology Sp.z o.o.	Poland	100
Aleph Pte Ltd	Singapore	86.50
BCW (SG) PTE. LTD	Singapore	100
Buchanan Licencing Singapore Pte Ltd	Singapore	100
Comwerks Pte Ltd	Singapore	90
Contract Advertising Services Singapore Pte. Ltd.	Singapore	100
Demand Interactive Pte Ltd	Singapore	100
Design Bridge Asia PTE Limited	Singapore	100
Essence Global Media Singapore Pte. Ltd.	Singapore	100
FGS GLOBAL (SEA) PTE. LIMITED	Singapore	58.04
FINSBURY SG LLP	Singapore	100
Fitch Design Pte Ltd	Singapore	100
GCI Health Singapore PTE. Ltd	Singapore	100
Geometry Global Pte Limited	Singapore	100
Grey Group PTE Ltd	Singapore	100
GroupM Asia Pacific Holdings Pte Ltd	Singapore	100
GroupM Singapore Pte Ltd	Singapore	100
Hill & Knowlton (SEA) Pte Ltd	Singapore	100
HOGARTH WORLDWIDE PTE. LIMITED	Singapore	100
J Walter Thompson (Singapore) Pte Ltd	Singapore	100
Landor & Fitch Pte. Ltd.	Singapore	100
M Globe Pte. Ltd	Singapore	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Ogilvy Singapore Pte. Ltd.	Singapore	100
Ogilvy Social Lab Singapore Pte Ltd	Singapore	95.2
Qais Consulting Pte Ltd	Singapore	100
Scotts Road Management Services LLP	Singapore	100
Soho Square Pte Ltd	Singapore	100
Spafax Airline Network (Singapore) Pte Ltd	Singapore	100
STW Group Asia Holdings Pte Ltd	Singapore	100
Superunion Brand Consulting Pte Ltd	Singapore	100
The Brand Power Company Pte Ltd	Singapore	100
The Partners (Brand Consultants) LLP	Singapore	100
The&Partnership Pte. Ltd.	Singapore	100
Verticurl Pte. Ltd.	Singapore	60
Vocanic Pte. Ltd.	Singapore	80.65
WPP Holdings (S) Pte. Ltd	Singapore	100
WPP Singapore Pte Ltd	Singapore	100
Wunderman Asia Holdings Pte Ltd	Singapore	66.66
Wunderman Pte Ltd	Singapore	66.66
Xaxis Asia Pacific Pte Ltd	Singapore	100
Y&R Yangon Pte. Ltd	Singapore	60
Young & Rubicam Pte Ltd	Singapore	100
Acceleration Digital Marketing (Pty) Limited	South Africa	54.95
Acceleration eMarketing (Pty) Limited	South Africa	54.95
Base Two Digital (Proprietary) Limited	South Africa	54.95
BCW Africa (Pty) Ltd	South Africa	54.95
Cerebra Communications Proprietary Limited	South Africa	54.95
Collective ID (PTY) Ltd	South Africa	52.47
Essencemediacom Communications (Pty) Ltd	South Africa	54.95
GroupM SA Media Holdings Proprietary Limited	South Africa	54.95
GroupM South Africa (Proprietary) Limited	South Africa	54.95
Hamilton Russell South Africa (Proprietary) Limited	South Africa	100
Hogarth Worldwide (Pty) Limited	South Africa	54.95
J Walter Thompson Cape Town (Proprietary) Limited	South Africa	54.95
J Walter Thompson Company South Africa	South Africa	91.6
Maxus Communications Proprietary Limited	South Africa	52.14
Mindshare South Africa (Cape) (Proprietary) Limited	South Africa	54.95
Mindshare South Africa (Gauteng) (Proprietary) Limited	South Africa	54.95
MindShare South Africa (Proprietary) Limited	South Africa	54.95
Mirum Cape Town Proprietary Limited	South Africa	54.95
Mirum Johannesburg Proprietary Limited	South Africa	54.95
Mirum Proprietary Limited	South Africa	54.95
Mirum South Africa Proprietary Limited	South Africa	54.95
Nota Bene Media Planning Agency (Proprietary) Limited	South Africa	54.95
Ogilvy and Mather South Africa (Pty) Ltd	South Africa	55.8
OgilvyOne Worldwide Johannesburg (Proprietary) Limited	South Africa	100
Optimum Media (Proprietary) Limited	South Africa	54.95
The Brand Union	South Africa	79.99
Wavemaker (Pty) Ltd	South Africa	54.95
WPP Blue Crane (RF) (Pty) Ltd	South Africa	76.6
WPP South Africa Holdings Proprietary Limited	South Africa	54.95
Wunderman Marketing (Pty) Ltd	South Africa	54.95
Wunderman Thompson Proprietary Limited	South Africa	54.95
Wunderman Thompson Technology SA (Pty) Ltd	South Africa	100
Y & R Holdings (S.A.) (Pty) Limited	South Africa	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Young & Rubicam South Africa (Proprietary) Limited	South Africa	54.95
Young and Rubicam Hedley Byrne (Proprietary) Limited	South Africa	54.95
Axicom Spain SL	Spain	100
BSB Publicidad SA	Spain	100
Burson Cohn & Wolfe S.L.	Spain	100
CB'a Graell Design, SL	Spain	78.5
David the Agency Madrid S.L.	Spain	70
Grey Espana SLU	Spain	100
GroupM Publicidad Worldwide SA	Spain	100
Hill & Knowlton Espana SA	Spain	51
Hogarth Worldwide Production Services, SL	Spain	100
Mediacom Iberia SA	Spain	100
Mindshare Spain SA	Spain	100
Neo Media Technologies Spain, S.A.,	Spain	100
Ogilvy & Mather Publicidad Barcelona S.A.	Spain	100
Ogilvy & Mather Publicidad Madrid S.A.	Spain	100
OgilvyOne Worldwide SA	Spain	100
Sra Rushmore SA	Spain	74
Superunion Brand Consulting, S.L.	Spain	100
The & Partnership Iberia Publicidad, S.L.	Spain	71.12
The Cocktail America, S.L.U.	Spain	80
The Cocktail Experience, S.L.U.	Spain	80
The Cocktail Global, S.L.	Spain	80
VML Young & Rubicam, S.L.	Spain	100
VMLY&Rx S.L.	Spain	100
Wavemaker Publicidad Spain S.L.	Spain	100
WPP Holdings Spain, S.L.	Spain	100
Wunderman Thompson, S.L.	Spain	100
Agenda (Taiwan) Ltd	Taiwan	100
David Advertising (Taiwan) Co. Ltd	Taiwan	70
Hogarth & Ogilvy (Taiwan) Co., Ltd	Taiwan	100
Ogilvy & Mather (Taiwan) Co Ltd	Taiwan	70
Ogilvy Public Relations Worldwide Co Ltd	Taiwan	95
OgilvyOne Worldwide (Taiwan) Co Ltd	Taiwan	95
Wavemaker Taiwan Ltd	Taiwan	100
Wunderman Thompson (Taiwan) Ltd., Taiwan Branch	Taiwan	100
Acceleration eMarketing Middle East FZ-LLC	United Arab Emirates	100
ADVERTISING & MARKETING RESULTES - AL BAHETH (A.M.R.B) L.L.C.	United Arab Emirates	81.39
AKQA FZ-LLC	United Arab Emirates	76
Asdaa Advertising FZ LLC	United Arab Emirates	80
Classic Advertising FZ LLC	United Arab Emirates	91.28
Cleartag Holding Limited	United Arab Emirates	58.43
EssenceMediacom Communications L.L.C	United Arab Emirates	79
FGS Global FZ LLC	United Arab Emirates	58.04
FITCH FZ-LLC	United Arab Emirates	87
Geometry Global Advertising L.L.C.	United Arab Emirates	60
Grey Worldwide Co. LLC	United Arab Emirates	100
Group M MENA FZ-LLC	United Arab Emirates	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Media Insight LLC	United Arab Emirates	53.5
Memac Ogilvy & Mather LLC	United Arab Emirates	60
Mindshare Advertising LLC	United Arab Emirates	64
Mirum FZ-LLC	United Arab Emirates	58.43
PSB Middle East & Africa FZ-LLC	United Arab Emirates	80
Raee Public Relations FZ-LLC	United Arab Emirates	59
RMG Heathwallace FZE	United Arab Emirates	67
Social Lab Middle East FZ-LLC	United Arab Emirates	60
Squad Digital Middle East FZ-LLC	United Arab Emirates	50.13
Tattoo FZ LLC	United Arab Emirates	100
Team Gulf Advertising -FZ- LLC	United Arab Emirates	91.28
WAVEMAKER MENA FZ LLC	United Arab Emirates	69.41
Wunderman WCJ FZ LLC	United Arab Emirates	100
Young and Rubicam FZ LLC	United Arab Emirates	71.6
Acceleration eMarketing Limited	United Kingdom	100
AKQA Limited	United Kingdom	100
Ambassador Square	United Kingdom	100
Axicom Limited	United Kingdom	100
Bates Overseas Holdings Limited	United Kingdom	100
BDG architecture + design Limited	United Kingdom	100
Beaumont Square	United Kingdom	100
Belgrave Square	United Kingdom	100
Blue State Digital UK Limited	United Kingdom	100
Bookmark Content Ltd	United Kingdom	100
Box of Vegetables Limited	United Kingdom	75.3
Brand Power Limited	United Kingdom	100
Buchanan Communications Limited	United Kingdom	100
Carl Byoir (UK) Limited	United Kingdom	100
CBA London Limited	United Kingdom	82.98
CHI Wunderman UK Limited	United Kingdom	74.95
Choreograph Limited	United Kingdom	100
Clarion Communications (P.R.) Limited	United Kingdom	100
CLOUD COMMERCE GROUP LTD	United Kingdom	100
Cockpit Holdings Limited	United Kingdom	100
Code Computer Love Limited	United Kingdom	76.27
Cognifide Limited	United Kingdom	100
Coley Porter Bell Limited	United Kingdom	100
Cordiant Communications Group Limited	United Kingdom	100
Creative Strategy Limited	United Kingdom	100
Design Bridge and Partners Worldwide Limited	United Kingdom	100
Design Bridge Limited	United Kingdom	100
DNX Limited	United Kingdom	100
Essence Global Group Limited	United Kingdom	100
Essence Global Limited	United Kingdom	100
Everymile Limited	United Kingdom	100
FGS Global (UK Holdco) Limited	United Kingdom	58.04
FGS Global (UK) Limited	United Kingdom	58.04
Fictioneers Limited	United Kingdom	86.76
Finecast Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Fitch Design Consultants Limited	United Kingdom	100
Fitch Digital Limited	United Kingdom	100
Fitch Worldwide Limited	United Kingdom	100
Gain Theory Limited	United Kingdom	100
Garrott Dorland Crawford Holdings Limited	United Kingdom	100
Geometry Global (UK) Limited	United Kingdom	100
Geometry Global Limited	United Kingdom	100
Grey Advertising Limited	United Kingdom	100
Grey Communications Group Limited	United Kingdom	100
Grey Saudi Limited	United Kingdom	100
GroupM UK Digital Limited	United Kingdom	100
GROUPM UK Ltd	United Kingdom	100
Hill & Knowlton Limited	United Kingdom	100
Hogarth Worldwide Limited	United Kingdom	100
iconmobile Limited	United Kingdom	67.9
Ignite JV Limited	United Kingdom	50
J. Walter Thompson U.K. Holdings Limited	United Kingdom	100
Kinetic Worldwide Limited	United Kingdom	100
Lambie-Nairn & Company Limited	United Kingdom	100
Made Thought Creative Limited	United Kingdom	75
Made Thought Design Limited	United Kingdom	75
Man vs Machine Limited	United Kingdom	75
Mando Corporation Limited	United Kingdom	100
Map Project Office Limited	United Kingdom	75
Maxus Communications (UK) Limited	United Kingdom	100
MediaCom Holdings Limited	United Kingdom	100
Mediacom North Limited	United Kingdom	100
MediaCom Scotland Limited	United Kingdom	100
MediaCom UK Limited	United Kingdom	100
Mediaedge:CIA (UK) Holdings Limited	United Kingdom	100
Mediaedge:CIA Worldwide Limited	United Kingdom	100
Mediahead Communications Limited	United Kingdom	100
Metro Production Group Limited	United Kingdom	100
Mindshare Media UK Limited	United Kingdom	100
Mirum Agency UK Limited	United Kingdom	100
Motion Content Group Limited	United Kingdom	100
MSIX Communications Limited	United Kingdom	71.12
No Need 4 Mirrors Limited	United Kingdom	100
NPCOMPLETE LTD	United Kingdom	100
Oakhill Communications Limited	United Kingdom	58.04
Ogilvy & Mather Group (Holdings) Limited	United Kingdom	100
Ogilvy Health Limited	United Kingdom	100
P.O.A. Holdings Limited	United Kingdom	100
Partners (Design Consultants) Limited (The)	United Kingdom	100
Partnership SPV 1 Limited	United Kingdom	50.15
Poster Publicity Holdings Ltd	United Kingdom	100
Potato London Ltd	United Kingdom	75.3
Prophaven Limited	United Kingdom	100
Public Relations and International Sports Marketing Limited	United Kingdom	100
Pulse Creative London Limited	United Kingdom	71.12
Quill Communications Limited	United Kingdom	100
S.H.Benson International Limited	United Kingdom	100
S.H.Benson(India)Limited	United Kingdom	100
Sard Verbinnen & Co., Limited	United Kingdom	58.04
Set Creative UK Limited	United Kingdom	65
Set Live Limited	United Kingdom	65
Soclab UK Limited	United Kingdom	100
Spafax Airline Network Limited	United Kingdom	100
SponsorCom Limited	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
Stickleback Limited	United Kingdom	100
Superunion Limited	United Kingdom	100
Syzygy UK Limited	United Kingdom	50.33
Tempus Group Limited	United Kingdom	100
The & Partners Group Limited	United Kingdom	71.12
The Tempus Group Trust Company (1990) Limited	United Kingdom	100
THE&PARTNERS LONDON LIMITED	United Kingdom	71.12
Thistleclub Limited	United Kingdom	100
TWW Group Limited	United Kingdom	100
Ultimate Square	United Kingdom	100
Unique Digital Marketing Limited	United Kingdom	51.78
Universal Design Studio Limited	United Kingdom	75
Verticurl Marketing UK Limited	United Kingdom	60
VMLY&R Health Limited	United Kingdom	100
VMLY&R KOL INSIGHTS & DIGITAL SOLUTIONS LIMITED	United Kingdom	75
Voluntarily United Creative Agencies Limited	United Kingdom	100
Wavemaker Global Limited	United Kingdom	100
Wavemaker Limited	United Kingdom	100
What Do You Know Limited	United Kingdom	71.12
Wire & Plastic Products Limited	United Kingdom	100
Wise Conclusion	United Kingdom	100
WPP 1178	United Kingdom	100
WPP 2005 Limited	United Kingdom	100
WPP 2008 Limited	United Kingdom	100
WPP 2020 IAS Limited	United Kingdom	100
WPP 2323 Limited	United Kingdom	100
WPP Brands (Europe) Limited	United Kingdom	100
WPP Brands (UK) Limited	United Kingdom	100
WPP Brands Development Holdings (UK) Limited	United Kingdom	100
WPP Brands Holdings (UK) Limited	United Kingdom	100
WPP Compete	United Kingdom	100
WPP Consulting Limited	United Kingdom	100
WPP CP Finance plc	United Kingdom	100
WPP Dolphin UK Limited	United Kingdom	100
WPP DORSET SQUARE LIMITED	United Kingdom	100
WPP Finance 2010	United Kingdom	100

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED	OWNERSHIP INTEREST
WPP Finance 2013	United Kingdom	100
WPP Finance 2016	United Kingdom	100
WPP Finance Co. Limited	United Kingdom	100
WPP Fitzroy Square	United Kingdom	100
WPP Flame	United Kingdom	100
WPP Global	United Kingdom	100
WPP Golden Square Limited	United Kingdom	100
WPP Group (Nominees) Limited	United Kingdom	100
WPP Group (UK) Ltd	United Kingdom	100
WPP Group Holdings Limited	United Kingdom	100
WPP Headline	United Kingdom	100
WPP Jubilee Limited	United Kingdom	100
WPP Knowledge	United Kingdom	100
WPP Manchester Square Limited	United Kingdom	100
WPP Montreal Ltd	United Kingdom	100
WPP MR OVERSEAS MEDIA HOLDINGS LIMITED	United Kingdom	100
WPP MR UK Limited	United Kingdom	100
WPP MR US	United Kingdom	100
WPP North Atlantic Limited	United Kingdom	100
WPP Opal Limited	United Kingdom	100
WPP Open	United Kingdom	100
WPP Rocky Ltd	United Kingdom	100
WPP Samson Limited	United Kingdom	100
WPP Samson Two Limited	United Kingdom	100
WPP Sigma Limited	United Kingdom	100
WPP Sphinx Limited	United Kingdom	100
WPP Toronto Ltd	United Kingdom	100
WPP UK Germany Holdings	United Kingdom	100
WPP UK Torre	United Kingdom	100
WPP Unicorn Limited	United Kingdom	100
WPP US Investments Limited	United Kingdom	100
WPP Vancouver Ltd	United Kingdom	100
Wunderman Thompson (UK) Limited	United Kingdom	100
Wunderman Thompson Commerce UK Limited	United Kingdom	100
Wunderman Thompson MAP UK Limited	United Kingdom	51